   As filed with the Securities and Exchange Commission on June 22, 2001

                                                      Registration No. 333-55914
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                --------------

                              Amendment No. 5

                                       To
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                --------------
                           DANKA BUSINESS SYSTEMS PLC
             (Exact name of registrant as specified in its charter)
                  *And the Subsidiary Guarantors listed below.

           England and Wales                         5040                            98-0052869
      (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
            of incorporation)            Classification Code Number)            Identification No.)

                                              11201 Danka Circle North
             Masters House                  St. Petersburg, Florida 33716
         107 Hammersmith Road                      (727) 576-6003
        London W14 0QH England
          011 44 207 603 1515
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                --------------
                               F. Mark Wolfinger
                            Chief Financial Officer
                           Danka Business Systems PLC
                            11201 Danka Circle North
                 St. Petersburg, Florida 33716, (727) 579-2856
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   Copies to:
         Keith J. Nelsen, Esq.                   John E. Lowe, Esq.
    Senior Vice President & General               Altheimer & Gray
                Counsel                         10 South Wacker Drive
      Danka Business Systems PLC                     Suite 4000
       11201 Danka Circle North                Chicago, Illinois 60606
     St. Petersburg, Florida 33716                 (312) 715-4000
            (727) 579-2801      --------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                                --------------
                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                         Proposed
                                         Maximum         Proposed
 Title of each Class of     Amount      Aggregate        Maximum       Amount of
    Securities to be        to be     Offering Price    Aggregate     Registration
       Registered         Registered     Per Unit     Offering Price      Fee
----------------------------------------------------------------------------------
10% subordinated notes
 due April 1, 2008.....  $200,000,000      100%      $200,000,000(1)   $52,800(2)
----------------------------------------------------------------------------------
Zero coupon senior
 subordinated notes due
 April 1, 2004 ........      (3)           (3)             (3)            (3)
----------------------------------------------------------------------------------
Guarantees related to
 the zero coupon senior
 subordinated notes due
 April 1, 2004 ........      (4)           (4)             (4)            (4)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

(1) Pursuant to Rule 457(f)(2) under the Securities Act of 1933, this amount is the book value of the maximum amount of 6.75% convertible subordinated notes due 2002 that may be received by the Registrant from tendering holders.
(2) The registration fee has been calculated pursuant to Rule 457(f) under the Securities Act of 1933.
(3) If any amount of the zero coupon senior subordinated notes are selected in this exchange offer, the amount of the 10% subordinated notes to be registered will be reduced to an amount such that the total of zero coupon senior subordinated notes and 10% subordinated notes to be issued upon completion of this exchange offer will be less than $200 million. Therefore, no additional registration fee is required pursuant to Rule 457 under the Securities Act of 1933.
(4) Pursuant to Rule 457(n), no additional fee is required for the guarantees.

                                --------------
   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS

                                                                                 Primary
                                                               State of    Standard Industrial    IRS Employee
Name of Additional Registrant   Principal Executive Office   Incorporation Classification Code Identification Code
-----------------------------  ----------------------------- ------------- ------------------- -------------------
Danka Holding Company          11201 Danka Circle North        Delaware           5040             59-3498367
                               St. Petersburg, Florida 33716
                               (727) 576-6003

Danka Office Imaging           11201 Danka Circle North        Delaware           5040             59-3407614
 Company                       St. Petersburg, Florida 33716
                               (727) 576-6003

                             Explanatory Note


   This Amendment No. 5 is being filed solely for the purpose of filing exhibits which previously had been designated to be filed by amendment. Accordingly, Part I, Information Required in the Prospectus, has not been repeated in this filing.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

   Article 154 of our current Articles of Association provides:

   "Subject to the provisions of the Statutes, any director, other officer or Auditor for the time being of the Company shall be indemnified out of the assets of the Company against all costs, charges, expenses, losses or liabilities which he may sustain or incur in or about the actual or purported execution of the duties of his office or otherwise in relation thereto, including (without prejudice to the generality of the foregoing) any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favor or in which he is acquitted or in connection with any application in which relief is granted to him by the Court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company."

   The "provisions of the Statutes" are Section 310 and 727 of the United Kingdom Companies Act 1985, as amended by the United Kingdom Companies Act 1989.

   Section 310 provides:

     (1) This section applies to any provision, whether confined in a company's articles or in any contract with the company or otherwise, for exempting any officer of the company or any person (whether an officer or not) employed by the company as auditor from, or indemnifying him against any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the company.

     (2) Except as provided by the following subsection, any such provision is void.

     (3) This section does not prevent a company:

       (a) from purchasing and maintaining for any such officer or auditor insurance against any such liability, or

       (b) from indemnifying any such officer or auditor against any liability incurred by him:

         (i) in defending any proceedings (whether civil or criminal) in which judgment is given in his favor or he is acquitted, or

         (ii) in connection with any application under Section 144(3) or
      (4) (acquisition of shares by innocent nominee) or Section 727 (general power to grant relief in case of honest and reasonable conduct) in which relief is granted to him by the court.

   Section 727 provides:

     (1) If in any proceedings for negligence, default, breach of duty or breach of trust against an officer of a company or a person employed by a company as auditor (whether he is or is not an officer of the company) it appears to the court hearing the case that the officer or person is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that having regard to all the circumstances of the case (including those connected with his appointment) he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him either wholly or partly, from his liability on such terms as it thinks fit.

     (2) If any such officer or person as above mentioned has reason to apprehend that any claim will or might be made against him in respect of any negligence, default, breach of duty or breach of trust, he may apply to the court for relief; and the court on the application has the same power to relieve him as under this section it would have had if it had been a court before which proceedings against that person for negligence, default, breach of duty or breach of trust had been brought.

     (3) Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant or defender ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case in whole or in part from the jury and forthwith direct judgment to be entered for the defendant or defender on such terms as to costs or otherwise as the judge may think proper.

   Our directors and officers are, subject to policy terms and limitations, indemnified against directors' and officers' liability under insurance contracts.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
   1.1*  Form of Dealer Manager Agreement. (Exhibit 1.1 to Amendment No. 1 to
         the Company's Registration Statement on Form S-4 filed April 17,
         2001.)

   2.1*  Asset Purchase Agreement between Eastman Kodak Company and Danka
         Business Systems PLC dated as of September 6, 1996, including Exhibit
         5.19 (a) which is a form of Amended and Restated Supply Agreement.
         (Exhibit 2.1 to the Company's Form 8-K dated November 14, 1996.)

   2.2*  Amendment No. 1 to Asset Purchase Agreement between Eastman Kodak
         Company and Danka Business Systems PLC dated December 20, 1996.
         (Excluding schedules and similar attachments). (Exhibit 2.2 to the Company's Form 8-K dated January 15, 1997.)

   3.1*  Memorandum of Association of the Company. (Exhibit 3.1 of Company's
         Registration Statement on Form 20-F, No. 0-20828, filed on November
         10, 1992.)

   3.2*  Articles of Association of the Company. (Exhibit 4.2 to the Company's
         Form 10-Q December 31, 1999 dated February 11, 2000.)

   4.1*  Memorandum of Association of the Company, including paragraphs 5 and
         6. (Exhibit 2.1 to the 1992 Registration Statement on Form 20-F, No.
         0-020828, filed November 10, 1992.)

   4.2* Articles of Association of the Company, including sections relating to Shares, Variation of Rights and Votes of Members. (Exhibit 4.2 to the
         Company's Form 10-Q December 31, 1999 dated February 11, 2000.)

   4.3*  Form of Ordinary Share certificate. (Exhibit 4.3 of Company's
         Registration Statement on Form S-1, No. 33-68278, filed on October 8,
         1993.)

   4.4*  Form of American Depositary Receipt. (Exhibit 4.4 to the Registration
         Statement on Form S-1, No. 33-68278, filed on October 8, 1993.)

   4.5*  Deposit Agreement dated June 25, 1992, Amendment No. 1 dated February
         26, 1993 and Amendment No. 2 dated July 2, 1993 (Exhibit 4.9 to the
         Registration Statement on Form S-1, No. 33-68278, filed on October 8,
         1993.) and Amendment No. 3 dated August 16, 1994 between The Bank of
         New York, Company and Owners and Owners of American Depositary
         Receipts.

   4.6*  Indenture dated March 13, 1995 between the Company and The Bank of New
         York, as Trustee. (Exhibit 2 to the Company's Form 8-K dated March 21,
         1995.)

   4.7* Deposit and Custody Agreement dated March 13, 1995, between The Bank of New York as Depositary and the Company. (Exhibit 3 to the Company's
         Form 8-K dated March 21, 1995.)


 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  4.8*   Registration Rights Agreement dated as of March 13, 1995 relating to
         $175,000,000 in Aggregate Principal Amount of 6.75% Convertible
         Subordinated Notes Due 2002 by and among the Company and Prudential
         Securities Incorporated and Smith Barney, Inc. and Robert W. Baird &
         Co. and Raymond James & Associates, Inc. (Exhibit 4.12 to the
         Company's 1995 Form 10-K).

  4.9* Resolution No. 7 adopted by shareholders at the 1997 annual general meeting waiving pre-emptive rights of shareholders under certain circumstances filed with the Company's 1997 Proxy Statement.

  4.10*  Credit Agreement dated December 5, 1996, by and among Danka Business
         Systems PLC, Dankalux Sarl & Co. SCA, Danka Holding Company, the several financial institutions from time to time a party and NationsBank, N.A., as agent. (Exhibit 4 to the Company's Form 8-K dated December 16, 1996.)

  4.11*  First Amendment to Credit Agreement dated December 5, 1997 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.9 to the Company's Form 10-Q dated February 12, 1998.)

  4.12*  Second Amendment to Credit Agreement dated July 28, 1998 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.10 to the Company's Form 8-K dated July 28, 1998.)

  4.13* Waiver dated October 20, 1998, of certain financial covenants contained in the Credit Agreement among Danka Business Systems PLC,
         Dankalux Sarl & Co., SCA and Danka Holding Company, NationsBank, N.A., each other Bank signatory to the Credit Agreement and NationsBank, N.A., as agent. (Exhibit 4.11 to the Company's Form 8-K dated October
         21, 1998.)

  4.14* Waiver dated February 26, 1998, of certain financial covenants contained in the Credit Agreement among Danka Business Systems PLC,
         Dankalux Sarl & Co., SCA and Danka Holding Company, NationsBank, N.A., each other Bank signatory to the Credit Agreement and NationsBank, N.A., as agent. (Exhibit 4.12 to the Company's Form 8-K dated March 5,
         1999.)

  4.15*  Fifth Amendment to Credit Agreement dated June 15, 1999 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.16 to the Company's Form 8-K dated July 15, 1999.)

  4.16*  Sixth Amendment to Credit Agreement dated July 9, 1999 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.17 to the Company's Form 8-K dated July 15, 1999.)

  4.17*  Seventh Amendment to Credit Agreement dated December 1, 1999 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka
         Holding Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent.
         (Exhibit 4.18 to the Company's Form 10-Q December 31, 1999 dated
         February 11, 2000.)

  4.18*  Subscription Agreement dated November 2, 1999 among Danka Business
         Systems PLC, Cypress Merchant Banking Partners II L.P., a Delaware limited partnership, Cypress Merchant Banking II C.V., a limited partnership organized and existing under the laws of The Netherlands, and 55th Street Partners II L.P., a Delaware limited partnership.
         (Exhibit 99.1 to the Company's Form 8-K dated November 2, 1999.)

 Exhibit
 Number                       Description of Document
 -------                      -----------------------
  4.19*  Amendment, dated December 16, 1999, to Subscription Agreement dated November 2, 1999 among Danka Business Systems PLC, Cypress
         Merchant Banking Partners II L.P., a Delaware limited
         partnership, Cypress Merchant Banking II C.V., a limited
         partnership organized and existing under the laws of The
         Netherlands, and 55th Street Partners II L.P., a Delaware
         limited partnership. (Exhibit 99.2 to the Company's Form 8-K dated December 17, 1999.)

  4.20*  Registration Rights Agreement dated December 17, 1999, among
         Danka Business Systems PLC, Cypress Merchant Banking Partners II
         L.P., a Delaware limited partnership, Cypress Merchant Banking
         II C.V., a limited partnership organized and existing under the laws of The Netherlands, and 55th Street Partners II L.P., a
         Delaware limited partnership. (Exhibit 99.3 to the Company's
         Form 8-K dated December 17, 1999.)

  4.21*  Eighth Amendment to Credit Agreement dated March 24, 2000 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka
         Holding Company, NationsBank, National Association, each other
         Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.22 to Company's Form 10-K dated June 6, 2000.)

  4.22*  Ninth Amendment to Credit Agreement dated October 31, 2000 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA and Danka
         Holding Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.23 to Company's Form 10-Q for the quarter ended September 30, 2000.)

  4.23* Tenth Amendment to Credit Agreement dated December 15, 2000 among Danka Business Systems PLC, Dankalux Sarl & Co., SCA and
         Danka Holding Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.25 to Company's Form 8-K dated January 12,
         2001.)

  4.24 Indenture between Danka Business Systems PLC and HSBC Bank USA for the zero coupon senior subordinated notes due April 1, 2004.

  4.25 Indenture between Danka Business Systems PLC and HSBC Bank USA for the 10% subordinated notes due April 1, 2008.

  4.26* Eleventh Amendment to Credit Agreement dated March 28, 2001 among Danka Business Systems PLC, Dankalux Sarl & Co., SCA and
         Danka Holding Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.26 to Company's Form 8-K dated April 9, 2001.)

  4.27   Note Depositary Agreement between Danka Business Systems PLC and
         HSBC Bank USA regarding the zero coupon senior subordinated notes due April 1, 2004.

  4.28   Note Depositary Agreement between Danka Business Systems PLC and
         HSBC Bank USA regarding the 10% subordinated notes due April 1,
         2008.

  4.29*  Twelfth Amendment to Credit Agreement dated June 6, 2001 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA and Danka
         Holding Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A. as agent. (Exhibit 4.25 to Company's Form 8-K dated June 11, 2001.)


  5* Opinion of Altheimer & Gray. (Exhibit 5 to Amendment No. 3 to the Company's Registration Statement on Form S-4 filed June 11,
         2001.)

  8.1*   Opinion of Altheimer & Gray regarding United States tax matters.
         (Exhibit 8.1 to Amendment No. 4 to the Company's Registration
         Statement on Form S-4 filed June 15, 2001.)

  8.2* Opinion of Clifford Chance, L.L.P. regarding United Kingdom tax matters. (Exhibit 8.2 to Amendment No. 3 to the Company's
         Registration Statement on Form S-4 filed June 11, 2001.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
 10.1*   Office Building Lease dated May 1, 1992 between Daniel M. Doyle and
         Francis J. McPeak, Jr., and Gulf Coast Business Machines. (Exhibit 3.5
         to the 1993 Form 20-F.)

 10.2*   Office Building Lease dated April 1, 1990 between Daniel M. Doyle and
         Francis J. McPeak, Jr., and Danka. (Exhibit 3.6 to the 1993 Form 20-
         F.)

 10.3* Lease Agreement dated December 22, 1986, and Addendum Lease Agreement dated March 1, 1987, between Daniel M. Doyle and Francis J. McPeak and
         Danka. (Exhibit 3.7 to the 1993 Form 20-F.)

 10.4*   U.K. Executive Share Option Scheme. (Exhibit 3.11 to the 1993 Form 20-
         F.)

 10.5*   U.S. Executive Incentive Stock Option Plan. (Exhibit 3.12 to the 1993
         Form 20-F.)

 10.6*   Form of Stock Option Agreement. (Exhibit 3.13 to the 1993 Form 20-F.)

 10.7*   Addendum to Lease Agreement dated September 1, 1992, between Mid-
         County Investments, Inc. and Danka. (Exhibit 3.38 to the 1993 Form 20-
         F.)

 10.8*   Lease Agreement dated November 12, 1992 and Lease Commencement
         Agreement dated April 7, 1993 between PARD, Inc. and Danka. (Exhibit
         10.41 to the 1993 Form 20-F.)

 10.9*   Deposit Agreement dated June 25, 1992, Amendment No. 1 dated February
         26, 1993 and Amendment No. 2 dated July 2, 1993, between The Bank of
         New York, Company and Owners and Holders of American Depositary
         Receipts. (Exhibit 4.25 to Company's Form 8-K dated January 12, 2001.)

 10.10*  Danka Business Systems PLC 1994 Executive Performance Plan. (Exhibit
         10.52 to the 1994 Form 10-K.)

 10.11*  Indenture dated March 13, 1995 between the Company and The Bank of New
         York, as Trustee. (Exhibit 2 to the Company's Form 8-K dated March 21,
         1995.)

 10.12*  Purchase Agreement dated October 25, 1995 between ABN AMRO Bank N.V.
         and Credit Lyonnais Bank Nederland N.V. and Danka Europe B.V. (Exhibit
         2 to the Company's Form 8-K dated November 3, 1995.)

 10.13*  The Danka 1996 Share Option Plan filed as Appendix 1 of the 1996
         Annual Proxy Statement and approved by shareholders under Resolution
         10.

 10.14* Amendments to the Danka 1996 Share Option Plan filed as Appendix A of the 1998 Annual Proxy Statement and approved by shareholders under Resolution 9.

 10.15*  The Danka 1999 Share Option Plan filed as Appendix B of the 1999
         Annual Proxy Statement and approved by shareholders under Resolution
         12.

 10.16*  Employment Agreement dated March 1, 2001 between Danka and P. Lang
         Lowrey III. (Exhibit 10.16 to Amendment No. 2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 10.17*  Change of Control Agreement dated March 1, 2001 between Danka and P.
         Lang Lowrey III. (Exhibit 10.17 to Amendment No. 2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 10.18*  Agreement dated November 20, 2000 between Danka and Michael Gifford.
         (Exhibit 10.18 to Amendment No. 1 to the Company's Registration
         Statement on Form S-4 filed April 17, 2001.)

 10.19*  Employment Agreement dated March 1, 2001 between Danka and Michael
         Gifford. (Exhibit 10.19 to Amendment No. 2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
 10.20*  Amended and Restated Employment Agreement dated September, 1999 between Danka and Larry K. Switzer. (Exhibit 10.13 to Company's Form
         10-Q for the quarter ended September 30, 1999.)

 10.21*  Amendments dated May 30, 2000 to the Amended and Restated Employment
         Agreement dated September 20, 1999 between Danka and Larry K. Switzer.
         (Exhibit 10.36 to Company's Form 10-Q for the quarter ended June 30,
         2000.)

 10.22*  Change of Control Agreement dated November 6, 1998 between Danka and
         Larry K. Switzer. (Exhibit 10.10 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.23* Amended and Restated Employment Agreement dated September, 1999 between Danka and Brian L. Merriman. (Exhibit 10.14 to Company's Form
         10-Q for the quarter ended September 30, 1999.)

 10.24*  Amendments dated May 30, 2000 to the Amended and Restated Employment
         Agreement dated September 20, 1999 between Danka and Brian L.
         Merriman. (Exhibit 10.37 to Company's Form 10-Q for the quarter ended
         June 30, 2000.)

 10.25*  Change of Control Agreement dated November 6, 1998 between Danka and
         Brian L. Merriman. (Exhibit 10.11 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.26*  Amended and Restated Employment Agreement dated July, 2000 between
         Danka and F. Mark Wolfinger. (Exhibit 4.24 to Company's Form 10-Q for the quarter ended September 30, 2000.)

 10.27*  Change of Control Agreement dated November 6, 1998 between Danka and
         F. Mark Wolfinger. (Exhibit 10.12 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.28*  Employment Agreement dated July 27, 1998 between Danka and David P.
         Berg. (Exhibit 10.7 to Company's Form 10-Q for the quarter ended June
         30, 1999.)

 10.29*  Amendments dated February 2, 1999 to the Employment Agreement dated
         July 27, 1998 between Danka and David P. Berg. (Exhibit 10.7 to
         Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.30*  Change of Control Agreement dated November 6, 1998 between Danka and
         David P. Berg. (Exhibit 10.9 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.31*  Amended and Restated Global Operating Agreement dated March 31, 2000 between Danka and General Electric Capital Corporation. (Exhibit 10.31
         to Amendment No. 2 to the Company's Registration Statement on Form S-4 filed May 16, 2001.)

 10.32* First Amendment to Amended and Restated Global Operating Agreement dated February 1, 2001 between Danka and General Electric Capital
         Corporation. (Exhibit 10.32 to Amendment No. 1 to the Company's
         Registration Statement on Form S-4 filed April 17, 2001.)

 10.33*  Purchase Agreement dated April 9, 2001 between Danka and Pitney Bowes
         Inc. (Exhibit 10.33 to the Company's Form 8-K dated May 1, 2001.)

 10.34*  Change of Control Agreement dated February 13, 2001 between Danka and
         Ernest R. Miller. (Exhibit 10.34 to Company's Form 10-K for the year ended March 31, 2001.)

 10.35*  Severance Agreement dated January 14, 2000 between Danka and Ernest R.
         Miller. (Exhibit 10.34 to Company's Form 10-K for the year ended March
         31, 2001.)

 12*     Statement of Ratio of Earnings to Fixed Charges.

 13*     Annual Report to Shareholders of the Company for the year ended March
         31, 2001. (Exhibit 13 to the Company's Form 10-K filed June 11, 2001.)

 21*     List of Current Subsidiaries of the Company (Exhibit 21 to Company's
         Form 10-K for the year ended March 31, 2001.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  23*    Consent of Chartered Accountants. (Exhibit 23 to Amendment No. 4 to
         the Company's Registration Statement on Form S-4 filed June 15, 2001.)

  24* Power of Attorney. (Included in the signature page of Amendment No. 1 to the Company's Registration Statement on Form S-4 filed April 17,
         2001.)

  25.1* Form T-1 Statement of Eligibility of Trustee under the Indenture with respect to the New Zero Coupon Senior Subordinated Note. (Exhibit 25.1
         to Amendment No. 3 to the Company's Registration Statement on Form S-4 filed June 11, 2001.)

  25.2* Form T-1 Statement of Eligibility of Trustee under the Indenture with respect to the New 10% Subordinated Note. (Exhibit 25.2 to Amendment
         No. 3 to the Company's Registration Statement on Form S-4 filed June
         11, 2001.)

  27.1* Financial Data Schedule. (Exhibit 27.1 to Company's Form 10-Q for the quarter ended December 31, 2000.)

  27.2* Financial Data Schedule (Exhibit 27 to Company's Form 10-K for the year ended March 31, 2001.)

  27.3*  Financial Data Schedule Restated and Amended (March 31, 1999 Form 10-
         K). (Exhibit 27.1 to Company's Form 10-K for the year ended March 31,
         2000.)

  27.4*  Financial Data Schedule Restated and Amended (March 31, 1998 Form 10-
         K). (Exhibit 27.2 to Company's Form 10-K for the year ended March 31,
         2000.)

  99.1*  Form of Letter of Transmittal. (Exhibit 99.1 to Amendment No. 4 to the
         Company's Registration Statement on Form S-4 filed June 15, 2001.)

  99.2* Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees. (Exhibit 99.2 to Amendment No. 4 to the Company's
         Registration Statement on Form S-4 filed June 15, 2001.)

  99.3*  Form of Letter to Clients for use by Brokers, Dealers, Commercial
         Banks, Trust Companies and Other Nominees. (Exhibit 99.3 to Amendment
         No. 4 to the Company's Registration Statement on Form S-4 filed June
         15, 2001.)
--------
  *      Incorporated by reference.
  **     To be filed by amendment.

ITEM 22. UNDERTAKINGS

   (a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

   (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

   (d) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 5 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Petersburg, Florida on the 22nd day of June, 2001.


                                          Danka Business Systems PLC

                                                    /s/ Keith J. Nelsen
                                          By: _________________________________
                                                      Keith J. Nelsen
                                             Senior Vice President and General
                                                          Counsel

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act, the Co-Registrant has duly caused this Amendment No. 5 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 22nd day of June 2001.


                                          Danka Holding Company

                                             /s/ P. Lang Lowrey III
                                          By: _________________________________
                                          Name: P. Lang Lowrey III
                                          Title: President and Chief Executive
                                              Officer and Director

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                           Title                    Date
             ---------                           -----                    ----


       /s/ P. Lang Lowrey III        President and Chief             June 22, 2001
____________________________________  Executive Officer and
         P. Lang Lowrey III           Director (principal
                                      executive officer)

       /s/ F. Mark Wolfinger         Vice President (principal       June 22, 2001
____________________________________  financial and accounting
         F. Mark Wolfinger            officer)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act, the Co-Registrant has duly caused this Amendment No. 5 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 22nd day of June 2001.


                                          Danka Office Imaging Company

                                             /s/ P. Lang Lowrey III
                                          By: _________________________________
                                          Name: P. Lang Lowrey III
                                          Title: Chief Executive Officer and
                                          Director

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                           Title                    Date
             ---------                           -----                    ----


       /s/ P. Lang Lowrey III        Chief Executive Officer and     June 22, 2001
____________________________________  Director (principal
         P. Lang Lowrey III           executive officer)

       /s/ F. Mark Wolfinger         Vice President (principal       June 22, 2001
____________________________________  financial and accounting
         F. Mark Wolfinger            officer)

                                 EXHIBIT INDEX

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  1.1*   Form of Dealer Manager Agreement. (Exhibit 1.1 to Amendment No. 1 to
         the Company's Registration Statement on Form S-4 filed April 17,
         2001.)

  2.1*   Asset Purchase Agreement between Eastman Kodak Company and Danka
         Business Systems PLC dated as of September 6, 1996, including Exhibit
         5.19 (a) which is a form of Amended and Restated Supply Agreement.
         (Exhibit 2.1 to the Company's Form 8-K dated November 14, 1996.)

  2.2*   Amendment No. 1 to Asset Purchase Agreement between Eastman Kodak
         Company and Danka Business Systems PLC dated December 20, 1996.
         (Excluding schedules and similar attachments). (Exhibit 2.2 to the Company's Form 8-K dated January 15, 1997.)

  3.1*   Memorandum of Association of the Company. (Exhibit 3.1 of Company's
         Registration Statement on Form 20-F, No. 0-20828, filed on November
         10, 1992.)

  3.2*   Articles of Association of the Company. (Exhibit 4.2 to the Company's
         Form 10-Q December 31, 1999 dated February 11, 2000.)

  4.1*   Memorandum of Association of the Company, including paragraphs 5 and
         6. (Exhibit 2.1 to the 1992 Registration Statement on Form 20-F, No.
         0-020828, filed November 10, 1992.)

  4.2* Articles of Association of the Company, including sections relating to Shares, Variation of Rights and Votes of Members. (Exhibit 4.2 to the
         Company's Form 10-Q December 31, 1999 dated February 11, 2000.)

  4.3*   Form of Ordinary Share certificate. (Exhibit 4.3 of Company's
         Registration Statement on Form S-1, No. 33-68278, filed on October 8,
         1993.)

  4.4*   Form of American Depositary Receipt. (Exhibit 4.4 to the Registration
         Statement on Form S-1, No. 33-68278, filed on October 8, 1993.)

  4.5*   Deposit Agreement dated June 25, 1992, Amendment No. 1 dated February
         26, 1993 and Amendment No. 2 dated July 2, 1993 (Exhibit 4.9 to the
         Registration Statement on Form S-1, No. 33-68278, filed on October 8,
         1993) and Amendment No. 3 dated August 16, 1994 between The Bank of
         New York, Company and Owners and Owners of American Depositary
         Receipts.

  4.6*   Indenture dated March 13, 1995 between the Company and The Bank of New
         York, as Trustee. (Exhibit 2 to the Company's Form 8-K dated March 21,
         1995.)

  4.7* Deposit and Custody Agreement dated March 13, 1995, between The Bank of New York as Depositary and the Company. (Exhibit 3 to the Company's
         Form 8-K dated March 21, 1995.)

  4.8*   Registration Rights Agreement dated as of March 13, 1995 relating to
         $175,000,000 in Aggregate Principal Amount of 6.75% Convertible
         Subordinated Notes Due 2002 by and among the Company and Prudential
         Securities Incorporated and Smith Barney, Inc. and Robert W. Baird &
         Co. and Raymond James & Associates, Inc. (Exhibit 4.12 to the
         Company's 1995 Form 10-K).

  4.9* Resolution No. 7 adopted by shareholders at the 1997 annual general meeting waiving pre-emptive rights of shareholders under certain circumstances filed with the Company's 1997 Proxy Statement.

  4.10*  Credit Agreement dated December 5, 1996, by and among Danka Business
         Systems PLC, Dankalux Sarl & Co. SCA, Danka Holding Company, the several financial institutions from time to time a party and NationsBank, N.A., as agent. (Exhibit 4 to the Company's Form 8-K dated December 16, 1996.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  4.11*  First Amendment to Credit Agreement dated December 5, 1997 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.9 to the Company's Form 10-Q dated February 12, 1998.)

  4.12*  Second Amendment to Credit Agreement dated July 28, 1998 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, Nationsbank, National Association, each other Bank signatory thereto and Nationsbank, National Association, as agent. (Exhibit 4.10 to the Company's Form 8-K dated July 28, 1998.)

  4.13* Waiver dated October 20, 1998, of certain financial covenants contained in the Credit Agreement among Danka Business Systems PLC,
         Dankalux Sarl & Co., SCA and Danka Holding Company, NationsBank, N.A., each other Bank signatory to the Credit Agreement and NationsBank, N.A., as agent. (Exhibit 4.11 to the Company's Form 8-K dated October
         21, 1998.)

  4.14* Waiver dated February 26, 1998, of certain financial covenants contained in the Credit Agreement among Danka Business Systems PLC,
         Dankalux Sarl & Co., SCA and Danka Holding Company, NationsBank, N.A., each other Bank signatory to the Credit Agreement and NationsBank, N.A., as agent. (Exhibit 4.12 to the Company's Form 8-K dated March 5,
         1999.)

  4.15*  Fifth Amendment to Credit Agreement dated June 15, 1999 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.16 to the Company's Form 8-K dated July 15, 1999.)

  4.16*  Sixth Amendment to Credit Agreement dated July 9, 1999 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.17 to the Company's Form 8-K dated July 15, 1999.)

  4.17*  Seventh Amendment to Credit Agreement dated December 1, 1999 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka
         Holding Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent.
         (Exhibit 4.18 to the Company's Form 10-Q December 31, 1999 dated
         February 11, 2000.)

  4.18*  Subscription Agreement dated November 2, 1999 among Danka Business
         Systems PLC, Cypress Merchant Banking Partners II L.P., a Delaware limited partnership, Cypress Merchant Banking II C.V., a limited partnership organized and existing under the laws of The Netherlands, and 55th Street Partners II L.P., a Delaware limited partnership.
         (Exhibit 99.1 to the Company's Form 8-K dated November 2, 1999.)

  4.19*  Amendment, dated December 16, 1999, to Subscription Agreement dated
         November 2, 1999 among Danka Business Systems PLC, Cypress Merchant
         Banking Partners II L.P., a Delaware limited partnership, Cypress
         Merchant Banking II C.V., a limited partnership organized and existing under the laws of The Netherlands, and 55th Street Partners II L.P., a
         Delaware limited partnership. (Exhibit 99.2 to the Company's Form 8-K dated December 17, 1999.)

  4.20*  Registration Rights Agreement dated December 17, 1999, among Danka
         Business Systems PLC, Cypress Merchant Banking Partners II L.P., a
         Delaware limited partnership, Cypress Merchant Banking II C.V., a limited partnership organized and existing under the laws of The
         Netherlands, and 55th Street Partners II L.P., a Delaware limited partnership. (Exhibit 99.3 to the Company's Form 8-K dated December
         17, 1999.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  4.21*  Eighth Amendment to Credit Agreement dated March 24, 2000 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA, and Danka Holding
         Company, NationsBank, National Association, each other Bank signatory thereto and NationsBank, National Association, as agent. (Exhibit 4.22 to Company's Form 10-K dated June 6, 2000.)

  4.22*  Ninth Amendment to Credit Agreement dated October 31, 2000 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA and Danka Holding
         Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.23 to
         Company's Form 10-Q for the quarter ended September 30, 2000.)

  4.23*  Tenth Amendment to Credit Agreement dated December 15, 2000 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA and Danka Holding
         Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.25 to
         Company's Form 8-K dated January 12, 2001.)

  4.24 Indenture between Danka Business Systems PLC and HSBC Bank USA for the zero coupon senior subordinated notes due April 1, 2004.

  4.25   Indenture between Danka Business Systems PLC and HSBC Bank USA for the
         10% subordinated notes due April 1, 2008.

  4.26*  Eleventh Amendment to Credit Agreement dated March 28, 2001 among
         Danka Business Systems PLC, Dankalux Sarl & Co., SCA and Danka Holding
         Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A., as agent. (Exhibit 4.26 to
         Company's Form 8-K dated April 9, 2001.)

  4.27   Note Depositary Agreement between Danka Business Systems PLC and HSBC
         Bank USA regarding the zero coupon senior subordinated notes due April
         1, 2004.

  4.28   Note Depositary Agreement between Danka Business Systems PLC and HSBC
         Bank USA regarding the 10% subordinated notes due April 1, 2008.

  4.29*  Twelfth Amendment to Credit Agreement dated June 6, 2001 among Danka
         Business Systems PLC, Dankalux Sarl & Co., SCA and Danka Holding
         Company, Bank of America, N.A., each other Bank signatory to the Credit Agreement and Bank of America, N.A. as agent. (Exhibit 4.25 to
         Company's Form 8-K dated June 11, 2001.)

  5*     Opinion of Altheimer & Gray. (Exhibit 5 to Amendment No. 3 to the
         Company's Registration Statement on Form S-4 filed June 11, 2001.)

  8.1*   Opinion of Altheimer & Gray regarding United States tax matters.
         (Exhibit 8.1 to Amendment No. 4 to the Company's Registration
         Statement on Form S-4 filed June 15, 2001.)

  8.2* Opinion of Clifford Chance, L.L.P. regarding United Kingdom tax matters. (Exhibit 8.2 to Amendment No. 3 to the Company's Registration
         Statement on Form S-4 filed June 11, 2001.)

 10.1*   Office Building Lease dated May 1, 1992 between Daniel M. Doyle and
         Francis J. McPeak, Jr., and Gulf Coast Business Machines. (Exhibit 3.5 to the 1993 Form 20-F.)

 10.2*   Office Building Lease dated April 1, 1990 between Daniel M. Doyle and
         Francis J. McPeak, Jr., and Danka. (Exhibit 3.6 to the 1993 Form 20-
         F.)

 10.3* Lease Agreement dated December 22, 1986, and Addendum Lease Agreement dated March 1, 1987, between Daniel M. Doyle and Francis J. McPeak and
         Danka. (Exhibit 3.7 to the 1993 Form 20-F.)

 10.4*   U.K. Executive Share Option Scheme. (Exhibit 3.11 to the 1993 Form 20-
         F.)

 10.5*   U.S. Executive Incentive Stock Option Plan. (Exhibit 3.12 to the 1993
         Form 20-F.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
 10.6*   Form of Stock Option Agreement. (Exhibit 3.13 to the 1993 Form 20-F.)

 10.7*   Addendum to Lease Agreement dated September 1, 1992, between Mid-
         County Investments, Inc. and Danka. (Exhibit 3.38 to the 1993 Form 20-
         F.)

 10.8*   Lease Agreement dated November 12, 1992 and Lease Commencement
         Agreement dated April 7, 1993 between PARD, Inc. and Danka. (Exhibit
         10.41 to the 1993 Form 20-F.)

 10.9*   Deposit Agreement dated June 25, 1992, Amendment No. 1 dated February
         26, 1993 and Amendment No. 2 dated July 2, 1993, between The Bank of
         New York, Company and Owners and Holders of American Depositary
         Receipts. (Exhibit 4.9 to Company's Form S-1 dated September 2, 1993.)

 10.10*  Danka Business Systems PLC 1994 Executive Performance Plan. (Exhibit
         10.52 to the 1994 Form 10-K.)

 10.11*  Indenture dated March 13, 1995 between the Company and The Bank of New
         York, as Trustee. (Exhibit 2 to the Company's Form 8-K dated March 21,
         1995.)

 10.12*  Purchase Agreement dated October 25, 1995 between ABN AMRO Bank N.V.
         and Credit Lyonnais Bank Nederland N.V. and Danka Europe B.V. (Exhibit
         2 to the Company's Form 8-K dated November 3, 1995.)

 10.13*  The Danka 1996 Share Option Plan filed as Appendix 1 of the 1996
         Annual Proxy Statement and approved by shareholders under Resolution
         10.

 10.14* Amendments to the Danka 1996 Share Option Plan filed as Appendix A of the 1998 Annual Proxy Statement and approved by shareholders under Resolution 9.

 10.15*  The Danka 1999 Share Option Plan filed as Appendix B of the 1999
         Annual Proxy Statement and approved by shareholders under Resolution
         12.

 10.16*  Employment Agreement dated February 19, 2001 between Danka and P. Lang
         Lowrey III. (Exhibit 10.16 to amendment No.2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 10.17*  Change of Control Agreement dated February 19, 2001 between Danka and
         P. Lang Lowrey III. (Exhibit 10.17 to amendment No.2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 10.18*  Agreement dated November 20, 2000 between Danka and Michael Gifford.
         (Exhibit 10.19 to Amendment No. 1 to the Company's Registration
         Statement on Form S-4 filed April 17, 2001.)

 10.19*  Employment Agreement dated March 1, 2001 between Danka and Michael
         Gifford. (Exhibit 10.19 to amendment No.2 to the Company's
         Registration Statement on Form S-4 filed May 16, 2001.)

 10.20* Amended and Restated Employment Agreement dated September, 1999 between Danka and Larry K. Switzer. (Exhibit 10.13 to Company's Form
         10-Q for the quarter ended September 30, 1999.)

 10.21*  Amendments dated May 30, 2000 to the Amended and Restated Employment
         Agreement dated September 20, 1999 between Danka and Larry K. Switzer.
         (Exhibit 10.36 to Company's Form 10-Q for the quarter ended June 30,
         2000.)

 10.22*  Change of Control Agreement dated November 6, 1998 between Danka and
         Larry K. Switzer. (Exhibit 10.10 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.23* Amended and Restated Employment Agreement dated September, 1999 between Danka and Brian L. Merriman. (Exhibit 10.14 to Company's Form
         10-Q for the quarter ended September 30, 1999.)

 10.24*  Amendments dated May 30, 2000 to the Amended and Restated Employment
         Agreement dated September 20, 1999 between Danka and Brian L.
         Merriman. (Exhibit 10.37 to Company's Form 10-Q for the quarter ended
         June 30, 2000.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
 10.25*  Change of Control Agreement dated November 6, 1998 between Danka and
         Brian L. Merriman. (Exhibit 10.11 to Company's Form 10-Q for the
         quarter ended June 30, 1999.)

 10.26*  Amended and Restated Employment Agreement dated July, 2000 between
         Danka and F. Mark Wolfinger. (Exhibit 4.24 to Company's Form 10-Q for the quarter ended September 30, 2000.)

 10.27*  Change of Control Agreement dated November 6, 1998 between Danka and
         F. Mark Wolfinger. (Exhibit 10.12 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.28*  Employment Agreement dated July 27, 1998 between Danka and David P.
         Berg. (Exhibit 10.7 to Company's Form 10-Q for the quarter ended June
         30, 1999.)

 10.29*  Amendments dated February 2, 1999 to the Employment Agreement dated
         July 27, 1998 between Danka and David P. Berg. (Exhibit 10.7 to
         Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.30*  Change of Control Agreement dated November 6, 1998 between Danka and
         David P. Berg. (Exhibit 10.9 to Company's Form 10-Q for the quarter ended June 30, 1999.)

 10.31*  Amended and Restated Global Operating Agreement dated March 31, 2000 between Danka and General Electric Capital Corporation. (Exhibit 10.31
         to amendment No.2 to the Company's Registration Statement on Form S-4 filed May 16, 2001.)

 10.32* First Amendment to Amended and Restated Global Operating Agreement dated February 1, 2001 between Danka and General Electric Capital
         Corporation. (Exhibit 10.32 to Amendment No. 1 to the Company's
         Registration Statement on Form S-4 filed April 17, 2001.)

 10.33*  Purchase Agreement dated April 9, 2001 between Danka and Pitney Bowes
         Inc. (Exhibit 10.33 to the Company's Form 8-K dated May 1, 2001.)

 10.34*  Change of Control Agreement dated February 13, 2001 between Danka and
         Ernest R. Miller. (Exhibit 10.34 to Company's Form 10-K for the year ended March 31, 2001.)

 10.35*  Severance Agreement dated January 14, 2000 between Danka and Ernest R.
         Miller. (Exhibit 10.34 to Company's Form 10-K for the year ended March
         31, 2001.)

 12*     Statement of Ratio of Earnings to Fixed Charges.

 13*     Annual Report to Shareholders of the Company for the year ended March
         31, 2001. (Exhibit 13 to the Company's Form 10-K filed June 11, 2001.)

 21*     List of Current Subsidiaries of the Company (Exhibit 21 to Company's
         Form 10-K for the year ended March 31, 2001.)

 23* Consent of Chartered Accountants. (Exhibit 23 to Amendment No. 4 to the Company's Registration Statement on Form S-4 filed June 15, 2001.)

 24* Power of Attorney. (Included in the signature page to Amendment No. 1 to the Company's Registration Statement on Form S-4 filed April 17,
         2001.)

 25.1* Form T-1 Statement of Eligibility of Trustee under the Indenture with respect to the New Zero Coupon Senior Subordinated Note. (Exhibit 25.1
         to Amendment No. 3 to the Company's Registration Statement on Form S-4 filed June 11, 2001.)

 25.2* Form T-1 Statement of Eligibility of Trustee under the Indenture with respect to the New 10% Subordinated Note. (Exhibit 25.2 to Amendment
         No. 3 to the Company's Registration Statement on Form S-4 filed June
         11, 2001.)

 27.1* Financial Data Schedule. (Exhibit 27.1 to Company's Form 10-Q for the quarter ended December 31, 2000.)

 27.2* Financial Data Schedule (Exhibit 27 to Company's Form 10-K for the year ended March 31, 2001.)

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  27.3*  Financial Data Schedule Restated and Amended (March 31, 1999 Form 10-
         K). (Exhibit 27.1 to Company's Form 10-K for the year ended March 31,
         2000.)

  27.4*  Financial Data Schedule Restated and Amended (March 31, 1998 Form 10-
         K). (Exhibit 27.2 to Company's Form 10-K for the year ended March 31,
         2000.)

  99.1*  Form of Letter of Transmittal. (Exhibit 99.1 to Amendment No. 4 to the
         Company's Registration Statement on Form S-4 filed June 15, 2001.)

  99.2* Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees. (Exhibit 99.2 to Amendment No. 4 to the Company's
         Registration Statement on Form S-4 filed June 15, 2001.)

  99.3*  Form of Letter to Clients for use by Brokers, Dealers, Commercial
         Banks, Trust Companies and Other Nominees. (Exhibit 99.3 to Amendment
         No. 4 to the Company's Registration Statement on Form S-4 filed June
         15, 2001.)

  *      Incorporated by reference.

  **     To be filed by amendment.




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